AMENDMENT NO. 3 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated and effective as of March 20, 2023 (this “Amendment”), is among CECO ENVIRONMENTAL CORP., a Delaware corporation (the “Company”), BANK OF AMERICA, N.A., in its capacity as the administrative agent (in such capacity, the “Administrative Agent”), each of the Subsidiary Guarantors party hereto, each of the L/C Issuers and each of the Lenders (as defined below) party hereto.

Recitals:

A.
The Company, the lenders party thereto (the “Lenders”) and the Administrative Agent have entered into a Second Amended and Restated Credit Agreement dated as of June 11, 2019 (as amended by Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of October 30, 2020 and Amendment No. 2 to Second Amended and Restated Credit Agreement dated as of December 17, 2021 prior to the effectiveness of this Amendment, the “Existing Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as defined below).
B.
The Subsidiary Guarantors and the Administrative Agent have entered into an Amended and Restated Subsidiary Guaranty Agreement dated as of June 11, 2019 (the “Subsidiary Guaranty”).
C.
The Company has advised the Administrative Agent, the L/C Issuers and the Lenders that it desires to amend the Existing Credit Agreement as set forth herein.
D.
Subject to the terms and conditions set forth below, the Administrative Agent, the L/C Issuers and the Lenders party hereto have agreed to so amend the Existing Credit Agreement.

In furtherance of the foregoing, the parties agree as follows:

1. Amendments to Existing Credit Agreement. Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein:

(a) The Existing Credit Agreement (other than the Exhibits and Schedules attached thereto) is hereby amended in its entirety to read in the form of Annex A attached hereto (as so amended, the “Credit Agreement”).

(b) Schedule 2.01LC (L/C Commitments) to the Existing Credit Agreement is hereby amended in its entirety to read as set forth on Annex B attached hereto.

The amendments to the Existing Credit Agreement and the above referenced Schedule to the Existing Credit Agreement are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Loan Documents are intended to be effected hereby.

Section 2. Conditions Precedent. The effectiveness of this Amendment and the amendments contemplated hereby is subject to the satisfaction of the following conditions precedent:

(a) Documentation. The Administrative Agent shall have received the following:

(i)
counterparts of this Amendment, duly executed and delivered by the Company, the Subsidiary Guarantors, the Administrative Agent, the L/C Issuers and the Lenders constituting Required Lenders;
(ii)
counterparts of the letter agreement referenced in clause (c) of the definition of “Fee Letters”, duly executed by the Company and Bank of America; and
(iii)
supplemental incumbency certificates of Responsible Officers of each Loan Party as the Administrative Agent may require.

(b) Fees and Expenses. The Company shall have paid all reasonable and documented out-of-pocket fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced at least two days prior to the date hereof.

Upon satisfaction of the conditions set forth in this Section 2 and the effectiveness of this Amendment, the Administrative Agent shall provide notice of such effectiveness to the Company and the Lenders.

Section 3. Representations and Warranties.

(a) In order to induce the Administrative Agent, the L/C Issuers and the Lenders party hereto to enter into this Amendment, the Company represents and warrants to the Administrative Agent, the L/C Issuers and the Lenders as follows:

(i) After giving effect to this Amendment, the representations and warranties of the Company and each other Loan Party contained in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Amendment, the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively, of the Credit Agreement.

(ii) Since December 31, 2022, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

(iii) No Default or Event of Default has occurred and is continuing or will exist immediately after giving effect to this Amendment.

(b) In order to induce the Administrative Agent, the L/C Issuers and the Lenders party hereto to enter into this Amendment, each of the Company and each Subsidiary Guarantor represents and warrants to the Administrative Agent, the L/C Issuers and the Lenders that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

Section 4. Miscellaneous.

(a) Ratification and Confirmation of Loan Documents. Each of the Company and each Subsidiary Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Person is a party (including without limitation, with respect to each Subsidiary Guarantor, the continuation of its payment and performance obligations under the Subsidiary Guaranty and, with respect to both the Company and each Subsidiary Guarantor, the continuation and extension of the liens granted under the Collateral Documents to secure the Secured Obligations), in each case after giving effect to the amendments contemplated hereby.

(b) Fees and Expenses. The Company shall pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent, in each case, as set forth in Section 10.04(a) of the Credit Agreement.

(c) Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(d) Governing Law; Jurisdiction; Waiver of Jury Trial; Etc. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.

(e) Counterparts. This Amendment may be in the form of an electronic record (in “.pdf” form or otherwise) and may be executed using electronic signatures, which shall be considered as originals and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts shall be one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed Amendment which has been converted into electronic form (such as scanned into “.pdf” format), or an electronically signed Amendment converted into another format, for transmission, delivery and/or retention.

(f) Entire Agreement. This Amendment, together with the Fee Letters and the other Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in writing in accordance with Section 10.01 of the Credit Agreement.

(g) Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

(h) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (subject to Section 10.06 of the Credit Agreement).

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

The following parties have caused this Amendment to be executed as of the date first written above.

COMPANY:

CECO ENVIRONMENTAL CORP.

By: /s/ Joycelynn Watkins-Asiyanbi

Name: Joycelynn Watkins-Asiyanbi

Title: Senior Vice President, Chief Administrative and Legal Officer and Secretary

SUBSIDIARY GUARANTORS:

Aarding Thermal Acoustics USA Inc.

CECO ENVIRONMENTAL IP INC.

CECO Group, Inc.

CECO INDUSTRIAL SOLUTIONS, INC.

CECO Mexico Holdings LLC

Emtrol LLC

FKI, LLC

H.M. White, inc.

Met-Pro Technologies LLC

Peerless Mfg. Co.

The Kirk & Blum Manufacturing Company

By: /s/ Joycelynn Watkins-Asiyanbi

Name: Joycelynn Watkins-Asiyanbi

Title: Senior Vice President, Chief Administrative and Legal Officer and Secretary

AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,

as Administrative Agent

By: /s/ James A Joninas

Name: James A Joninas

Title: Assistant Vice President

AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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LENDERS:

BANK OF AMERICA, N.A., as a Lender and an L/C Issuer

By: /s/ Gregg Bush

Name: Gregg Bush

Title: Senior Vice President

AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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CITIZENS BANK, N.A., as a Lender

By: /s/ Michael Puleo

Name: Michael Puleo

Title: Senior Vice President

AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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CITIBANK, n.a., as a Lender and an L/C Issuer

By: /s/ John Torres

Name: John Torres

Title: Authorized Signer

AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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FIFTH THIRD BANK, national association, as a Lender

By: /s/ John R. Gray

Name: John R. Gray

Title: Vice President

AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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BMO HARRIS BANK, N.A., as a Lender

By: /s/ John Armstrong

Name: John Armstrong

Title: Managing Director

AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Alexander Jodry

Name: Alexander Jodry

Title: Vice President

AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By: /s/ Cynthia Nwaubani

Name: Cynthia Nwaubani

Title: Senior Vice President

AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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ANNEX B

SCHEDULE 2.01LC

L/C COMMITMENTS

Lender	L/C Commitment
Bank of America, N.A.	$75,000,000.00, with no more than $10,000,000.00 thereof allocable to commercial Letters of Credit
Citibank, N.A.	$30,000,000.00

AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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